EXHIBIT 99.1

Brookline Bancorp Announces Third Quarter Results

Net Income of $22.7 million, EPS of $0.26

BOSTON, Oct. 25, 2023 (GLOBE NEWSWIRE) -- Brookline Bancorp, Inc. (NASDAQ: BRKL) (the “Company”) today announced net income of $22.7 million, or $0.26 per basic and diluted share, for the third quarter of 2023, compared to net income of $21.9 million, or $0.25 per basic and diluted share, for the second quarter of 2023, and net income of $30.1 million, or $0.39 per basic and diluted share, for the third quarter of 2022.

Paul Perrault, Chairman and CEO commented on the quarter, “I am pleased to report on our Company’s performance in the third quarter. We continue to make progress in all of our markets. Our colleagues are keeping us well positioned to continue taking advantage of opportunities as they present themselves.”

BALANCE SHEET

Total assets at September 30, 2023 decreased $25.5 million to $11.18 billion from $11.21 billion at June 30, 2023, and increased $2.5 billion from $8.7 billion at September 30, 2022. At September 30, 2023, total loans and leases were $9.4 billion, representing an increase of $40.0 million from June 30, 2023, and an increase of $2.0 billion from September 30, 2022, primarily driven by the acquisition of PCSB Financial Corporation ("PCSB").

Total investment securities at September 30, 2023 decreased $29.8 million to $880.4 million from $910.2 million at June 30, 2023, and increased $204.7 million from $675.7 million at September 30, 2022. Total cash and cash equivalents at September 30, 2023 decreased $63.4 million to $161.0 million from $224.4 million at June 30, 2023, and increased $48.5 million from $112.5 million at September 30, 2022. As of September 30, 2023, total investment securities and total cash and cash equivalents represented 9.3 percent of total assets compared to 10.1 percent and 9.1 percent as of June 30, 2023 and September 30, 2022, respectively.

Total deposits at September 30, 2023 increased $49.0 million to $8.57 billion from $8.52 billion at June 30, 2023, consisting of an $87.5 million increase in customer deposits, partially offset by a $38.5 million decrease in brokered deposits, and increased $1.8 billion from $6.74 billion at September 30, 2022, primarily driven by the completion of the PCSB acquisition.

Total borrowed funds at September 30, 2023 decreased $91.2 million to $1.1 billion from $1.2 billion at June 30, 2023, and increased $376.3 million from $758.8 million at September 30, 2022.

The ratio of stockholders’ equity to total assets was 10.36 percent at September 30, 2023, compared to 10.37 percent at June 30, 2023, and 11.08 percent at September 30, 2022. The ratio of tangible stockholders’ equity to tangible assets (non-GAAP) was 8.16 percent at both September 30, 2023 and June 30, 2023, and 9.39 percent at September 30, 2022. Tangible book value per common share (non-GAAP) decreased $0.05 from $10.07 at June 30, 2023 to $10.02 at September 30, 2023, compared to $10.43 at September 30, 2022.

NET INTEREST INCOME

Net interest income decreased $2.0 million to $84.1 million during the third quarter of 2023 from $86.0 million for the quarter ended June 30, 2023. The net interest margin decreased 8 basis points to 3.18 percent for the three months ended September 30, 2023 from 3.26 percent for the three months ended June 30, 2023, primarily driven by higher funding costs.

NON-INTEREST INCOME

Total non-interest income for the quarter ended September 30, 2023 was $5.5 million and flat compared to the quarter ended June 30, 2023.

PROVISION FOR CREDIT LOSSES

The Company recorded a provision for credit losses of $2.9 million for the quarter ended September 30, 2023, compared to $5.7 million for the quarter ended June 30, 2023.

Total net charge-offs for the third quarter of 2023 were $11.0 million compared to $1.1 million in the second quarter of 2023. The increase was primarily driven by $10.2 million in net charge-offs on two commercial loans, the majority of which was previously reserved for. The ratio of net loan and lease charge-offs to average loans and leases on an annualized basis increased to 47 basis points for the third quarter of 2023 from 5 basis points for the second quarter of 2023.

The allowance for loan and lease losses represented 1.27 percent of total loans and leases at September 30, 2023, compared to 1.35 percent at June 30, 2023, and 1.27 percent at September 30, 2022, driven by a decline in individually assessed reserves due to the aforementioned charge-offs.

ASSET QUALITY

The ratio of nonperforming loans and leases to total loans and leases was 0.55 percent at September 30, 2023, an increase from 0.50 percent at June 30, 2023. Total nonaccrual loans and leases increased $4.9 million to $51.2 million at September 30, 2023 from $46.3 million at June 30, 2023. The ratio of nonperforming assets to total assets was 0.46 percent at September 30, 2023, an increase from 0.42 percent at June 30, 2023. Total nonperforming assets increased $4.6 million to $51.5 million at September 30, 2023 from $46.9 million at June 30, 2023. The increase in nonperforming assets was primarily driven by a $14.8 million commercial real estate relationship becoming non-accrual during the quarter, partially offset by two commercial relationships of which $10.2 million was charged off during the quarter.

NON-INTEREST EXPENSE

Non-interest expense for the quarter ended September 30, 2023 decreased $0.1 million to $57.7 million from $57.8 million for the quarter ended June 30, 2023. The decrease was primarily driven by a decrease of $1.0 million in merger and acquisition expense and a decrease of $0.5 million in FDIC insurance expense, partially offset by an increase of $0.7 million in other non-interest expense and an increase of $0.4 million in professional services expense.

PROVISION FOR INCOME TAXES

The effective tax rate was 21.4 percent and 20.3 percent for the three and nine months ended September 30, 2023 compared to 21.4 percent for the three months ended June 30, 2023 and 18.7 percent and 22.9 percent for the three and nine months ended September 30, 2022.

RETURNS ON AVERAGE ASSETS AND AVERAGE EQUITY

The annualized return on average assets increased to 0.81 percent during the third quarter 2023 from 0.78 percent for the second quarter of 2023.

The annualized return on average stockholders' equity increased to 7.78 percent during the third quarter of 2023 from 7.44 percent for the second quarter of 2023. The annualized return on average tangible stockholders’ equity increased to 10.09 percent for the third quarter of 2023 from 9.67 percent for the second quarter of 2023.

DIVIDEND DECLARED

The Company’s Board of Directors approved a dividend of $0.135 per share for the quarter ended September 30, 2023. The dividend will be paid on November 24, 2023 to stockholders of record on November 10, 2023.

CONFERENCE CALL

The Company will conduct a conference call/webcast at 1:30 PM Eastern Time on Thursday, October 26, 2023 to discuss the results for the quarter, business highlights and outlook. A copy of the Earnings Presentation is available on the Company’s website, www.brooklinebancorp.com. To listen to the call and view the Company’s Earnings Presentation, please join the call via https://events.q4inc.com/attendee/328004214. To listen to the call without access to the slides, interested parties may dial 833-470-1428 (United States) or 404-975-4839 (internationally) and ask for the Brookline Bancorp, Inc. conference call (Access Code 454769). A recorded playback of the call will be available for one week following the call on the Company’s website under “Investor Relations” or by dialing 866-813-9403 (United States) or 204-525-0658 (internationally) and entering the passcode: 509267.

ABOUT BROOKLINE BANCORP, INC.

Brookline Bancorp, Inc., a bank holding company with $11.2 billion in assets and branch locations in Massachusetts, Rhode Island, and the Lower Hudson Valley of New York State, is headquartered in Boston, Massachusetts and operates as the holding company for Brookline Bank, Bank Rhode Island, and PCSB Bank (the "banks"). The Company provides commercial and retail banking services, cash management and investment services to customers throughout Central New England and the Lower Hudson Valley of New York State. More information about Brookline Bancorp, Inc. and its banks can be found at the following websites: www.brooklinebank.com, www.bankri.com and www.pcsb.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in other documents we file with the Securities and Exchange Commission ("SEC"), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. You can identify forward looking statements by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “outlook,” “will,” “should,” and other expressions that predict or indicate future events and trends and which do not relate to historical matters, including statements regarding the Company’s business, credit quality, financial condition, liquidity and results of operations. Forward-looking statements may differ, possibly materially, from what is included in this press release due to factors and future developments that are uncertain and beyond the scope of the Company’s control. These include, but are not limited to, the Company’s ability to achieve the synergies and value creation contemplated by the acquisition of PCSB; turbulence in the capital and debt markets; changes in interest rates; competitive pressures from other financial institutions; general economic conditions (including inflation and concerns about liquidity) on a national basis or in the local markets in which the Company operates; changes in consumer behavior due to changing political, business and economic conditions, or legislative or regulatory initiatives; changes in the value of securities and other assets in the Company’s investment portfolio; increases in loan and lease default and charge-off rates; the adequacy of allowances for loan and lease losses; decreases in deposit levels that necessitate increases in borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters, and future pandemics; changes in regulation; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions and adverse economic developments; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; and changes in assumptions used in making such forward-looking statements. Forward-looking statements involve risks and uncertainties which are difficult to predict. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among others, the risks outlined in the Company’s Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and other filings submitted to the SEC. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

BASIS OF PRESENTATION

The Company's consolidated financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) as set forth by the Financial Accounting Standards Board in its Accounting Standards Codification and through the rules and interpretive releases of the SEC under the authority of federal securities laws. Certain amounts previously reported have been reclassified to conform to the current period's presentation.

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP financial measures, such as operating earnings, operating earnings per common share, operating return on average assets, operating return on average tangible assets, operating return on average stockholders' equity, operating return on average tangible stockholders' equity, tangible book value per common share, tangible stockholders’ equity to tangible assets, return on average tangible assets (annualized) and return on average tangible stockholders' equity (annualized). These non-GAAP financial measures provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial services sector. A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.

INVESTOR RELATIONS:

Contact:	Carl M. Carlson
Brookline Bancorp, Inc.
Co-President and Chief Financial Officer
(617) 425-5331
ccarlson@brkl.com

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Selected Financial Highlights (Unaudited)

	At and for the Three Months Ended
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
	(Dollars In Thousands Except per Share Data)
Earnings Data:
Net interest income	$84,070	$86,037	$86,049	$80,030	$78,026
Provision (credit) for credit losses	2,947	5,726	25,344	5,671	2,845
Provision (credit) for investment losses	84	133	198	54	(10)
Non-interest income	5,508	5,462	12,937	9,056	6,834
Non-interest expense	57,679	57,825	64,776	47,225	44,959
Income before provision for income taxes	28,868	27,815	8,668	36,136	37,066
Net income	22,701	21,850	7,560	29,695	30,149

Performance Ratios:
Net interest margin (1)	3.18%	3.26%	3.36%	3.81%	3.80%
Interest-rate spread (1)	2.45%	2.51%	2.66%	3.35%	3.58%
Return on average assets (annualized)	0.81%	0.78%	0.27%	1.34%	1.40%
Return on average tangible assets (annualized) (non-GAAP)	0.83%	0.79%	0.28%	1.37%	1.43%
Return on average stockholders' equity (annualized)	7.78%	7.44%	2.61%	12.09%	12.29%
Return on average tangible stockholders' equity (annualized) (non-GAAP)	10.09%	9.67%	3.43%	14.48%	14.72%
Efficiency ratio (2)	64.39%	63.20%	65.44%	53.01%	52.98%

Per Common Share Data:
Net income — Basic	$0.26	$0.25	$0.09	$0.39	$0.39
Net income — Diluted	0.26	0.25	0.09	0.39	0.39
Cash dividends declared	0.135	0.135	0.135	0.135	0.135
Book value per share (end of period)	13.03	13.11	13.14	12.91	12.54
Tangible book value per share (end of period) (non-GAAP)	10.02	10.07	10.08	10.80	10.43
Stock price (end of period)	9.11	8.74	10.50	14.15	11.65

Balance Sheet:
Total assets	$11,180,555	$11,206,078	$11,522,485	$9,185,836	$8,695,708
Total loans and leases	9,380,782	9,340,799	9,246,965	7,644,388	7,421,304
Total deposits	8,566,013	8,517,013	8,456,462	6,522,146	6,735,605
Total stockholders’ equity	1,157,871	1,162,308	1,165,066	992,125	963,618

Asset Quality:
Nonperforming assets	$51,540	$46,925	$28,962	$15,302	$18,312
Nonperforming assets as a percentage of total assets	0.46%	0.42%	0.25%	0.17%	0.21%
Allowance for loan and lease losses	$119,081	$125,817	$120,865	$98,482	$94,169
Allowance for loan and lease losses as a percentage of total loans and leases	1.27%	1.35%	1.31%	1.29%	1.27%
Net loan and lease charge-offs (recoveries)	$10,974	$1,097	$451	$310	$(179)
Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.47%	0.05%	0.02%	0.02%	(0.01)%

Capital Ratios:
Stockholders’ equity to total assets	10.36%	10.37%	10.11%	10.80%	11.08%
Tangible stockholders’ equity to tangible assets (non-GAAP)	8.16%	8.16%	7.94%	9.20%	9.39%

(1) Calculated on a fully tax-equivalent basis.
(2) Calculated as non-interest expense as a percentage of net interest income plus non-interest income.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets (Unaudited)

	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
ASSETS	(In Thousands Except Share Data)
Cash and due from banks	$33,506	$44,323	$30,782	$191,767	$65,638
Short-term investments	127,495	180,109	455,538	191,192	46,873
Total cash and cash equivalents	161,001	224,432	486,320	382,959	112,511
Investment securities available-for-sale	880,412	910,210	1,067,032	656,766	675,692
Total investment securities	880,412	910,210	1,067,032	656,766	675,692
Allowance for investment security losses	(517)	(433)	(301)	(102)	(48)
Net investment securities	879,895	909,777	1,066,731	656,664	675,644
Loans and leases:
Commercial real estate loans	5,669,768	5,670,771	5,610,414	4,404,148	4,269,512
Commercial loans and leases	2,241,375	2,193,027	2,147,149	2,016,499	1,933,645
Consumer loans	1,469,639	1,477,001	1,489,402	1,223,741	1,218,147
Total loans and leases	9,380,782	9,340,799	9,246,965	7,644,388	7,421,304
Allowance for loan and lease losses	(119,081)	(125,817)	(120,865)	(98,482)	(94,169)
Net loans and leases	9,261,701	9,214,982	9,126,100	7,545,906	7,327,135
Restricted equity securities	65,460	71,421	86,230	71,307	44,760
Premises and equipment, net of accumulated depreciation	90,476	90,685	87,799	71,391	69,912
Right-of-use asset operating leases	31,619	31,774	30,067	19,484	18,614
Deferred tax asset	74,491	77,704	75,028	52,237	56,894
Goodwill	241,222	241,222	241,222	160,427	160,427
Identified intangible assets, net of accumulated amortization	26,172	28,126	30,080	1,781	1,902
Other real estate owned and repossessed assets	299	602	508	408	591
Other assets	348,219	315,353	292,400	223,272	227,318
Total assets	$11,180,555	$11,206,078	$11,522,485	$9,185,836	$8,695,708
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Demand checking accounts	$1,745,137	$1,843,516	$1,899,370	$1,802,518	$1,848,562
NOW accounts	647,476	699,119	757,411	544,118	597,870
Savings accounts	1,625,804	1,464,054	1,268,375	762,271	824,789
Money market accounts	2,161,359	2,166,570	2,185,971	2,174,952	2,405,680
Certificate of deposit accounts	1,491,844	1,410,905	1,362,970	928,143	924,771
Brokered deposit accounts	894,393	932,849	982,365	310,144	133,933
Total deposits	8,566,013	8,517,013	8,456,462	6,522,146	6,735,605
Borrowed funds:
Advances from the FHLBB	899,304	1,043,381	1,458,457	1,237,823	557,895
Subordinated debentures and notes	84,152	84,116	84,080	84,044	84,008
Other borrowed funds	151,612	98,773	87,565	110,785	116,865
Total borrowed funds	1,135,068	1,226,270	1,630,102	1,432,652	758,768
Operating lease liabilities	32,807	33,021	31,373	19,484	18,614
Mortgagors’ escrow accounts	12,578	17,207	17,080	5,607	5,785
Reserve for unfunded credits	21,497	22,789	23,112	20,602	19,555
Accrued expenses and other liabilities	254,721	227,470	199,290	193,220	193,763
Total liabilities	10,022,684	10,043,770	10,357,419	8,193,711	7,732,090
Stockholders' equity:
Common stock, $0.01 par value; 200,000,000 shares authorized; 96,998,075 shares issued, 96,998,075 shares issued, 96,998,075 shares issued, 85,177,172 shares issued, and 85,177,172 shares issued, respectively	970	970	970	852	852
Additional paid-in capital	901,376	905,084	904,174	736,074	735,119
Retained earnings, partially restricted	427,937	417,328	407,528	412,019	392,779
Accumulated other comprehensive income	(81,541)	(66,156)	(52,688)	(61,947)	(70,227)
Treasury stock, at cost;
7,350,981, 7,734,891, 7,734,891, 7,731,445, and 7,730,945 shares, respectively	(90,871)	(94,918)	(94,918)	(94,873)	(94,866)
Unallocated common stock held by the Employee Stock Ownership Plan;
0, 0, 0, 0, and 4,833 shares, respectively	—	—	—	—	(39)
Total stockholders' equity	1,157,871	1,162,308	1,165,066	992,125	963,618
Total liabilities and stockholders' equity	$11,180,555	$11,206,078	$11,522,485	$9,185,836	$8,695,708

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)
	Three Months Ended
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$136,561	$132,299	$121,931	$98,386	$84,375
Debt securities	6,799	8,034	7,870	3,497	3,337
Restricted equity securities	1,310	1,673	1,255	766	467
Short-term investments	2,390	3,351	1,495	754	464
Total interest and dividend income	147,060	145,357	132,551	103,403	88,643
Interest expense:
Deposits	49,116	43,147	29,368	14,185	7,354
Borrowed funds	13,874	16,173	17,134	9,188	3,263
Total interest expense	62,990	59,320	46,502	23,373	10,617
Net interest income	84,070	86,037	86,049	80,030	78,026
Provision for credit losses	2,947	5,726	25,344	5,671	2,845
Provision (credit) for investment losses	84	133	198	54	(10)
Net interest income after provision for credit losses	81,039	80,178	60,507	74,305	75,191
Non-interest income:
Deposit fees	3,024	2,866	2,657	2,916	2,759
Loan fees	639	491	391	446	349
Loan level derivative income, net	376	363	2,373	670	1,275
Gain on investment securities, net	—	3	1,701	321	—
Gain on sales of loans and leases held-for-sale	225	308	1,638	2,612	889
Other	1,244	1,431	4,177	2,091	1,562
Total non-interest income	5,508	5,462	12,937	9,056	6,834
Non-interest expense:
Compensation and employee benefits	33,491	33,438	36,565	29,525	28,306
Occupancy	4,983	4,870	5,223	4,005	3,906
Equipment and data processing	6,766	6,531	6,462	5,758	5,066
Professional services	2,368	1,986	1,430	1,546	1,069
FDIC insurance	2,152	2,609	1,244	1,001	709
Advertising and marketing	1,174	1,382	1,410	1,052	1,337
Amortization of identified intangible assets	1,955	1,954	1,966	120	120
Merger and acquisition expense	—	1,002	6,409	641	1,073
Other	4,790	4,053	4,067	3,577	3,373
Total non-interest expense	57,679	57,825	64,776	47,225	44,959
Income before provision for income taxes	28,868	27,815	8,668	36,136	37,066
Provision for income taxes	6,167	5,965	1,108	6,441	6,917
Net income	$22,701	$21,850	$7,560	$29,695	$30,149
Earnings per common share:
Basic	$0.26	$0.25	$0.09	$0.39	$0.39
Diluted	$0.26	$0.25	$0.09	$0.39	$0.39
Weighted average common shares outstanding during the period:
Basic	88,795,270	88,665,135	86,563,641	76,841,655	76,779,038
Diluted	88,971,210	88,926,543	86,837,806	77,065,076	77,007,971
Dividends paid per common share	$0.135	$0.135	$0.135	$0.135	$0.130

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Nine Months Ended September 30,
	2023	2022
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$390,791	$230,383
Debt securities	22,703	9,582
Restricted equity securities	4,238	1,132
Short-term investments	7,236	686
Total interest and dividend income	424,968	241,783
Interest expense:
Deposits	121,631	15,407
Borrowed funds	47,181	6,635
Total interest expense	168,812	22,042
Net interest income	256,156	219,741
Provision for credit losses	34,017	2,854
Provision for investment losses	415	48
Net interest income after provision for credit losses	221,724	216,839
Non-interest income:
Deposit Fees	8,547	8,003
Loan Fees	1,521	1,762
Loan level derivative income, net	3,112	3,576
Gain on investment securities, net	1,704	—
Gain on sales of loans and leases held-for-sale	2,171	1,524
Other	6,852	4,426
Total non-interest income	23,907	19,291
Non-interest expense:
Compensation and employee benefits	103,494	83,962
Occupancy	15,076	11,997
Equipment and data processing	19,759	15,075
Professional services	5,784	3,514
FDIC insurance	6,005	2,176
Advertising and marketing	3,966	3,928
Amortization of identified intangible assets	5,875	374
Merger and acquisition expense	7,411	1,608
Other	12,910	9,683
Total non-interest expense	180,280	132,317
Income before provision for income taxes	65,351	103,813
Provision for income taxes	13,240	23,764
Net income	$52,111	$80,049
Earnings per common share:
Basic	$0.59	$1.04
Diluted	$0.59	$1.04
Weighted average common shares outstanding during the period:
Basic	88,016,190	77,159,356
Diluted	88,253,361	77,448,290
Dividends paid per common share	$0.405	$0.385

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Asset Quality Analysis (Unaudited)
	At and for the Three Months Ended
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
	(Dollars in Thousands)
NONPERFORMING ASSETS:
Loans and leases accounted for on a nonaccrual basis:
Commercial real estate mortgage	$23,263	$8,737	$4,589	$607	$3,136
Multi-family mortgage	1,318	—	—	—	—
Construction	2,316	3,828	3,883	707	—
Total commercial real estate loans	26,897	12,565	8,472	1,314	3,136

Commercial	5,406	16,023	5,495	464	618
Equipment financing	13,974	12,809	9,908	9,653	10,544
Condominium association	—	—	51	58	64
Total commercial loans and leases	19,380	28,832	15,454	10,175	11,226

Residential mortgage	4,249	4,343	3,449	2,680	2,741
Home equity	713	583	1,079	723	616
Other consumer	2	—	—	2	2
Total consumer loans	4,964	4,926	4,528	3,405	3,359

Total nonaccrual loans and leases	51,241	46,323	28,454	14,894	17,721

Other repossessed assets	299	602	508	408	591
Total nonperforming assets	$51,540	$46,925	$28,962	$15,302	$18,312

Loans and leases past due greater than 90 days and still accruing	$1,175	$490	$726	$33	$9,583

Nonperforming loans and leases as a percentage of total loans and leases	0.55%	0.50%	0.31%	0.19%	0.24%
Nonperforming assets as a percentage of total assets	0.46%	0.42%	0.25%	0.17%	0.21%

PROVISION AND ALLOWANCE FOR LOAN AND LEASE LOSSES:
Allowance for loan and lease losses at beginning of period	$125,817	$120,865	$98,482	$94,169	$93,188
Charge-offs	(10,978)	(1,690)	(845)	(658)	(598)
Recoveries	4	593	394	348	777
Net (charge-offs) recoveries	(10,974)	(1,097)	(451)	(310)	179
Provision (credit) for loan and lease losses excluding unfunded commitments *	4,238	6,049	22,834	4,623	802
Allowance for loan and lease losses at end of period	$119,081	$125,817	$120,865	$98,482	$94,169

Allowance for loan and lease losses as a percentage of total loans and leases	1.27%	1.35%	1.31%	1.29%	1.27%

NET CHARGE-OFFS (RECOVERIES):
Commercial real estate loans	$(3)	$(6)	$(6)	$(6)	$(6)
Commercial loans and leases	10,958	1,108	457	320	(179)
Consumer loans	19	(5)	—	(4)	6
Total net charge-offs (recoveries)	$10,974	$1,097	$451	$310	$(179)

Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.47%	0.05%	0.02%	0.02%	(0.01)%

*Provision for loan and lease losses does not include (credit) provision of $(1.3 million), $(0.3) million, $2.5 million, $1.0 million, and $2.0 million for credit losses on unfunded commitments during the three months ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022, and September 30, 2022, respectively.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Three Months Ended
	September 30, 2023			June 30, 2023			September 30, 2022
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$887,612	$6,840	3.08%	$1,000,440	$8,091	3.23%	$714,226	$3,337	1.87%
Marketable and restricted equity securities (2)	67,824	1,310	7.73%	77,364	1,673	8.65%	36,525	467	5.12%
Short-term investments	172,483	2,390	5.54%	229,474	3,351	5.84%	66,257	464	2.80%
Total investments	1,127,919	10,540	3.74%	1,307,278	13,115	4.01%	817,008	4,268	2.09%
Loans and Leases:
Commercial real estate loans (3)	5,667,373	78,750	5.44%	5,640,491	79,582	5.58%	4,239,155	44,729	4.13%
Commercial loans (3)	939,492	15,295	6.38%	913,732	13,502	5.85%	731,095	8,492	4.55%
Equipment financing (3)	1,280,033	23,331	7.29%	1,253,199	22,357	7.14%	1,157,829	19,042	6.58%
Consumer loans (3)	1,471,985	19,237	5.21%	1,482,799	16,903	4.56%	1,206,968	12,165	4.02%
Total loans and leases	9,358,883	136,613	5.84%	9,290,221	132,344	5.70%	7,335,047	84,428	4.60%
Total interest-earning assets	10,486,802	147,153	5.61%	10,597,499	145,459	5.49%	8,152,055	88,696	4.35%
Non-interest-earning assets	693,833			675,173			434,365
Total assets	$11,180,635			$11,272,672			$8,586,420

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$681,929	1,159	0.67%	$735,001	1,069	0.58%	$607,210	579	0.38%
Savings accounts	1,557,911	8,859	2.26%	1,374,337	5,917	1.73%	881,988	664	0.30%
Money market accounts	2,177,528	15,785	2.88%	2,140,522	13,989	2.62%	2,423,920	4,038	0.66%
Certificates of deposit	1,444,269	12,128	3.33%	1,390,913	10,021	2.89%	964,112	1,803	0.74%
Brokered deposit accounts	882,351	11,185	5.03%	975,700	12,151	5.00%	117,058	270	0.92%
Total interest-bearing deposits	6,743,988	49,116	2.89%	6,616,473	43,147	2.62%	4,994,288	7,354	0.58%
Borrowings
Advances from the FHLBB	954,989	11,706	4.80%	1,191,424	14,287	4.74%	331,840	1,700	2.00%
Subordinated debentures and notes	84,134	1,378	6.55%	84,098	1,363	6.49%	83,989	1,295	6.17%
Other borrowed funds	117,531	790	2.67%	86,896	523	2.41%	89,019	268	1.20%
Total borrowings	1,156,654	13,874	4.69%	1,362,418	16,173	4.70%	504,848	3,263	2.53%
Total interest-bearing liabilities	7,900,642	62,990	3.16%	7,978,891	59,320	2.98%	5,499,136	10,617	0.77%
Non-interest-bearing liabilities:
Demand checking accounts	1,794,225			1,849,393			1,908,459
Other non-interest-bearing liabilities	318,041			270,221			197,446
Total liabilities	10,012,908			10,098,505			7,605,041
Stockholders’ equity	1,167,727			1,174,167			981,379
Total liabilities and equity	$11,180,635			$11,272,672			$8,586,420
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		84,163	2.45%		86,139	2.51%		78,079	3.58%
Less adjustment of tax-exempt income		93			102			53
Net interest income		$84,070			$86,037			$78,026
Net interest margin (5)			3.18%			3.26%			3.80%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets on an actual/actual basis.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Nine Months Ended
	September 30, 2023			September 30, 2022
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$971,855	$22,905	3.14%	$720,266	$9,582	1.77%
Marketable and restricted equity securities (2)	74,000	4,238	7.64%	31,663	1,132	4.77%
Short-term investments	183,295	7,236	5.26%	119,083	686	0.77%
Total investments	1,229,150	34,379	3.73%	871,012	11,400	1.75%
Loans and Leases:
Commercial real estate loans (3)	5,629,600	225,999	5.29%	4,204,260	119,723	3.76%
Commercial loans (3)	915,420	42,814	6.17%	727,333	23,564	4.28%
Equipment financing (3)	1,253,512	66,901	7.12%	1,131,069	54,951	6.48%
Consumer loans (3)	1,469,025	55,210	5.01%	1,191,294	32,304	3.62%
Total loans and leases	9,267,557	390,924	5.62%	7,253,956	230,542	4.24%
Total interest-earning assets	10,496,707	425,303	5.40%	8,124,968	241,942	3.97%
Non-interest-earning assets	698,273			419,501
Total assets	$11,194,980			$8,544,469

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$741,951	3,129	0.56%	$603,243	898	0.20%
Savings accounts	1,365,541	17,290	1.69%	915,185	1,073	0.16%
Money market accounts	2,227,404	41,914	2.52%	2,423,207	7,681	0.42%
Certificates of deposit	1,394,338	29,605	2.84%	1,024,303	5,345	0.70%
Brokered deposit accounts	798,800	29,693	4.97%	121,724	410	0.45%
Total interest-bearing deposits	6,528,034	121,631	2.49%	5,087,662	15,407	0.40%
Borrowings
Advances from the FHLBB	1,135,845	40,524	4.70%	207,090	2,376	1.51%
Subordinated debentures and notes	84,098	4,095	6.49%	83,952	3,801	6.04%
Other borrowed funds	120,825	2,562	2.83%	108,337	458	0.57%
Total borrowings	1,340,768	47,181	4.64%	399,379	6,635	2.19%
Total interest-bearing liabilities	7,868,802	168,812	2.87%	5,487,041	22,042	0.54%
Non-interest-bearing liabilities:
Demand checking accounts	1,857,429			1,891,698
Other non-interest-bearing liabilities	301,543			180,842
Total liabilities	10,027,774			7,559,581
Stockholders’ equity	1,167,206			984,888
Total liabilities and equity	$11,194,980			$8,544,469
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		256,491	2.53%		219,900	3.43%
Less adjustment of tax-exempt income		335			159
Net interest income		$256,156			$219,741
Net interest margin (5)			3.27%			3.62%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets on an actual/actual basis.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Non-GAAP Financial Information (Unaudited)
		At and for the Three Months Ended September 30,		At and for the Nine Months Ended September 30,
		2023	2022	2023	2022
Reconciliation Table - Non-GAAP Financial Information		(Dollars in Thousands Except Share Data)		(Dollars in Thousands Except Share Data)

Reported Pretax Income		$28,868	$37,066	$65,351	$103,813
Less:
Security gains		—	—	1,704	—
Add:
Day 1 PCSB CECL provision		—	—	16,744	—
Merger and acquisition expense		—	1,073	7,411	1,608
Operating Pretax Income		$28,868	$38,139	$87,802	$105,421
Effective tax rate		21.4%	18.7%	20.3%	22.9%
Provision for income taxes		6,167	7,118	17,789	24,132
Operating earnings after tax		$22,701	$31,021	$70,013	$81,289

Operating earnings per common share:
Basic		$0.26	$0.40	$0.80	$1.05
Diluted		$0.26	$0.40	$0.79	$1.05

Weighted average common shares outstanding during the period:
Basic		88,795,270	76,779,038	88,016,190	77,159,356
Diluted		88,971,210	77,007,971	88,253,361	77,448,290

Return on average assets *		0.81%	1.40%	0.62%	1.25%
Less:
Security gains (after-tax) *		—%	—%	0.02%	—%
Add:
Day 1 PCSB CECL provision *		—%	—%	0.16%	—%
Merger and acquisition expense (after-tax) *		—%	0.04%	0.07%	0.02%
Operating return on average assets *		0.81%	1.44%	0.83%	1.27%

Return on average tangible assets *		0.83%	1.43%	0.64%	1.27%
Less:
Security gains (after-tax) *		—%	—%	0.02%	—%
Add:
Day 1 PCSB CECL provision *		—%	—%	0.16%	—%
Merger and acquisition expense (after-tax) *		—%	0.04%	0.07%	0.02%
Operating return on average tangible assets *		0.83%	1.47%	0.85%	1.29%

Return on average stockholders' equity *		7.78%	12.29%	5.95%	10.84%
Less:
Security gains (after-tax) *		—%	—%	0.16%	—%
Add:
Day 1 PCSB CECL provision *		—%	—%	1.53%	—%
Merger and acquisition expense (after-tax) *		—%	0.36%	0.68%	0.17%
Operating return on average stockholders' equity *		7.78%	12.65%	8.00%	11.01%

Return on average tangible stockholders' equity *		10.09%	14.72%	7.76%	12.98%
Less:
Security gains (after-tax) *		—%	—%	0.20%	—%
Add:
Day 1 PCSB CECL provision *		—%	—%	1.99%	—%
Merger and acquisition expense (after-tax) *		—%	0.43%	0.88%	0.20%
Operating return on average tangible stockholders' equity *		10.09%	15.15%	10.43%	13.18%

* Ratios at and for the three and nine months ended are annualized.

	At and for the Three Months Ended
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
	(Dollars in Thousands)

Net income, as reported	$22,701	$21,850	$7,560	$29,695	$30,149

Average total assets	$11,180,635	$11,272,672	$11,131,087	$8,857,631	$8,586,420
Less: Average goodwill and average identified intangible assets, net	268,199	270,147	278,135	162,266	162,387
Average tangible assets	$10,912,436	$11,002,525	$10,852,952	$8,695,365	$8,424,033

Return on average tangible assets (annualized)	0.83%	0.79%	0.28%	1.37%	1.43%

Average total stockholders’ equity	$1,167,727	$1,174,167	$1,159,635	$982,306	$981,379
Less: Average goodwill and average identified intangible assets, net	268,199	270,147	278,135	162,266	162,387
Average tangible stockholders’ equity	$899,528	$904,020	$881,500	$820,040	$818,992

Return on average tangible stockholders’ equity (annualized)	10.09%	9.67%	3.43%	14.48%	14.72%

Total stockholders’ equity	$1,157,871	$1,162,308	$1,165,066	$992,125	$963,618
Less:
Goodwill	241,222	241,222	241,222	160,427	160,427
Identified intangible assets, net	26,172	28,126	30,080	1,781	1,902
Tangible stockholders' equity	$890,477	$892,960	$893,764	$829,917	$801,289

Total assets	$11,180,555	$11,206,078	$11,522,485	$9,185,836	$8,695,708
Less:
Goodwill	241,222	241,222	241,222	160,427	160,427
Identified intangible assets, net	26,172	28,126	30,080	1,781	1,902
Tangible assets	$10,913,161	$10,936,730	$11,251,183	$9,023,628	$8,533,379

Tangible stockholders’ equity to tangible assets	8.16%	8.16%	7.94%	9.20%	9.39%

Tangible stockholders' equity	$890,477	$892,960	$893,764	$829,917	$801,289

Number of common shares issued	96,998,075	96,998,075	96,998,075	85,177,172	85,177,172
Less:
Treasury shares	7,350,981	7,734,891	7,734,891	7,731,445	7,730,945
Unallocated ESOP shares	—	—	—	—	4,833
Unvested restricted shares	780,859	598,049	598,049	601,495	601,995
Number of common shares outstanding	88,866,235	88,665,135	88,665,135	76,844,232	76,839,399

Tangible book value per common share	$10.02	$10.07	$10.08	$10.80	$10.43

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